UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2010

______________________________

KBR, INC.

(Exact name of registrant as specified in its charter)

                                                                          Delaware                               1-33146                      20-4536774
                                                              (State or other jurisdiction      (Commission File Number)     (IRS Employer
                                                                       of incorporation)                                                        Identification No.)

601 Jefferson Street
Suite 3400

Houston, Texas 77002
(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 753-3011

______________________________

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.      Regulation FD Disclosure.

On April 27, 2010, KBR, Inc. issued a press release entitled, “KBR Provides Historical Financial Information for Reorganization.” The full text of the press release is attached hereto as Exhibit 99.1. This form 8-K and the attached exhibit are provided under Item 7.01 of Form 8-K and are furnished to, but shall not be deemed filed with, the Securities and Exchange Commission or incorporated by reference into KBR’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

ITEM 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

99.1     KBR, Inc. press release dated April 27, 2010 entitled, “KBR Provides Historical Financial Information for Reorganization.”

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

Date: April 27, 2010	By:	/s/ Jeffrey B. King
Jeffrey B. King Vice President, Public Law